THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

CONSULTANT NON-QUALIFIED STOCK OPTION AGREEMENT OF
IRELAND INC.
2441 West Horizon Ridge Parkway, Suite 100
Henderson NV 89052
A Nevada Corporation

THIS AGREEMENT is made between IRELAND INC., a Nevada corporation (hereinafter referred to as the "Company"), and R. Jerry Falkner of 125 Piper Lane, Spicewood, TX, 8669 (hereinafter referred to as the “Optionee”), a consultant of the Company, effective as of the 5th day of November, 2007.

1.	Option Granted

The Company hereby grants the Optionee a non-qualified option to purchase One Hundred Thousand (100,000) shares of the Company’s common stock (the “Option Shares”) at a purchase price of $1.75 US per share for a term commencing on the effective date of this Agreement and expiring at 5:00 pm (Pacific Time) on the 15th day of August, 2017 (the “Expiration Date”), subject to termination as set forth herein. All options will be fully vested upon execution of this Agreement.

2.	Time of Exercise of Option

The Optionee may exercise the option granted herein at any time after the effective date of this Agreement until the Expiration Date.

3.	Method of Exercise

To exercise this option, the Optionee shall complete and execute the form of Notice of Exercise attached as Schedule A to this Agreement, or such other form of written notice acceptable to the Company, and shall deliver such notice to the Company at its principal place of business. The notice must be accompanied by a check or other method of payment acceptable to the Company for the full amount of the purchase price.

4.	Restricted Securities Agreements of the Optionee

(a)

The Optionee acknowledges and agrees that the Company’s securities being offered to it under this Agreement are, or will be, “restricted securities” within the meaning of the Securities Act and will be issued to the Optionee in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Optionee in this Agreement.

(b)

The Optionee agrees to resell the Company’s securities issued to it under this Agreement only pursuant to an effective registration under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

(c)

The Optionee acknowledges and agrees, unless an effective registration statement has been filed with the Securities and Exchange Commission (the “SEC”) prior to the exercise of the option, that all certificates representing the Option Shares will be endorsed with the following legend in accordance with Regulation D of the Securities Act or such similar legend as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN

OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

5.	Represenations and Warranties of the Optionee

The Optionee, covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with granting of this option to the Optionee and the sale and issuance of the Option Shares to the Optionee upon the exercise of this option:

(a)	The Optionee represents and warrants to the Company that the Optionee is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

(b)

The Optionee is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the securities of the Company. The Optionee can bear the economic risk of this investment, and was not organized for the purpose of acquiring this option or the Option Shares.

(c)

The Optionee has had full opportunity to review the Company’s filings with the SEC pursuant to the Securities Exchange Act of 1934, including the Company’s annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, Current Reports on Form 8-K and additional information regarding the business and financial condition of the Company. The Optionee believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Company’s securities. The Optionee further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions under which the Company’s securities are being offered to it and the business, properties, prospects and financial condition of the Company. The Optionee has had full opportunity to discuss this information with the Optionee’s legal and financial advisers prior to execution of this Agreement.

(d)

The Optionee acknowledges that the offering of the Company’s securities being made to the Optionee has not been reviewed by the SEC and that such securities are being, and will be, issued by the Company pursuant to exemptions from registration requirements of the Securities Act.

(e)

The Optionee understands that the Company’s securities being offered to it are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Optionee represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(f)

The Optionee is acquiring the Company’s securities for investment purposes for the Optionee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Optionee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Company’s securities being offered to it under this Agreement.

(g)

An investment in the Company is highly speculative and only persons who can afford the loss of their entire investment should consider investing in the Company and its securities. The Optionee is financially able to bear the economic risks of an investment in the Company.

(h)

The Optionee recognizes that the purchase of the Company’s securities involves a high degree of risk in that the Company is in the early stages of development of its business and may require substantial financing in the near future.

(i)	The Optionee is not aware of any advertisement of the Company’s securities being offered to it.

(j)	This Agreement has been duly authorized, validly executed and delivered by the Optionee.

6.	Capital Adjustments

The existence of this option shall not affect in any way the right or power of the Company or its stockholders to: (1) make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business; (2) enter into any merger or consolidation; (3) issue any bonds, debentures, preferred or prior preference stocks ahead of or affecting the common stock or the rights thereof, (4) issue any securities convertible into any common stock, (5) issue any rights, options, or warrants to purchase any common stock, (6) dissolve or liquidate the Company, (7) sell or transfer all or any part of its assets or business, or (8) take any other corporate act or proceedings, whether of a similar character or otherwise.

7.	Reorganization, Merger, Amalgamation and Consolidation

If there shall, prior to the exercise of any of the options provided for by this Agreement, be any reorganization of the authorized capital of the Company by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options granted under this Agreement shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under this Agreement or to issue substitute options in place thereof; provided, however, that notwithstanding the foregoing, if such options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such option in whole or in part without regard to any installment exercise provisions in this Agreement.

8.	Transfer of this Option

Notwithstanding any other provision of this Agreement, except with the prior written consent of the Company, this option shall be exercisable only by the Optionee and shall not be transferable by the Optionee other than by the laws of descent and distribution upon the Optionee’s death. In the vent of the Optionee’s death during the term of this Agreement, the Optionee’s personal representatives may exercise any portion of this option that remains vested and unexercised at the time of the Optionee’s death.

9.	Rights as Shareholder

The Optionee will not be deemed to be a holder of any shares pursuant to the exercise of this option until he or she pays the option price and a stock certificate is delivered to him or her for those shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date the stock certificate is delivered.

10.	General Provisions

(a)

The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this option or a permissible transfer involved in the issuance of any certificate for shares issuable under this option in the name other than that of the Optionee, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

(b)	Time shall be of the essence of this Agreement.

(c)

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

(d)

Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered to telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other party hereto in accordance with the foregoing.

(e)	This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute and original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 5th day of November, 2007.

IRELAND INC.
by its authorized signatory:

/s/ Douglas D.G. Birnie
DOUGLAS D.G. BIRNIE
PRESIDENT

/s/ R. Jerry Falkner
R. JERRY FALKNER

SCHEDULE A TO THE NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN
IRELAND INC. AND R. JERRY FALKNER
Dated for reference as of the 5th day of November, 2007.

NOTICE OF EXERCISE FORM

TO:	IRELAND INC.

A Nevada Corporation (the “Company”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for ___ shares (the “Shares”) of the common stock of IRELAND INC. referred to in the Consultant Non-Qualified Stock Option Agreement between the Company and R. Jerry Falkner, dated effective as of the 5th of November, 2007 (the “Option Agreement”), according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Option Agreement.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Company that:

(a)	The Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(d)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(e)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(f)	The Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;

(g)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

the Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.

(ii)

Only the Company can take action to register the Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

(iii)	The certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

(iv)	The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the Securities Act.

Please deliver a share certificate in respect of the common shares referred to in the Option Agreement surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this	____ day of ________________,___.

	Signature of Subscriber:	_______________________________

	Name of Subscriber:	_______________________________

	Address of Subscriber:	_______________________________